First quarter FY15 earnings presentation Bristow Group Inc. August 5, 2014 Exhibit 99.1

First quarter FY15 earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Jonathan Baliff, President and CEO
John Briscoe, SVP and CFO
Jonathan Baliff, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward, our business model and our operational excellence initiative; expected actions by us and by third parties, including our customers, competitors and regulators;
impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry;
expected input of our investment in Eastern Airways; aircraft delivery dates and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services; fluctuations in worldwide prices of and demand for natural gas and oil;
fluctuations in levels of natural gas and oil exploration, development and production activities; the impact of competition; actions by customers; the risk of reductions in spending on aircraft services by governmental agencies; changes in tax and other laws and regulations;
changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the possibility that we may lack sufficient liquidity to continue to repurchase shares or pay a quarterly dividend; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we or our suppliers will be unable to deliver new aircraft on time or on budget; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and
those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and our Quarterly Report on Form 10-Q for the
quarter ended June 30, 2014. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive Officer comments Jonathan Baliff, President and CEO

Operational safety review
1) AAR includes consolidated commercial operations only
2) TRIR includes consolidated commercial operations, corporate and Bristow Academy employees
Total Recordable Injury Rate
2
(TRIR) per 200,000
man hours (cumulative)
Commercial Air Accident Rate
1
(AAR) per 100,000
flight hours (fiscal year)
0.54
0.53 0.53
0.96
0.00 0.00
0.00
1.00
2.00
3.00
FY10 FY11 FY12 FY13 FY14 YTD FY15
0.59
0.42
0.27
0.31
0.26
0.07
0.00
1.00
2.00
3.00
FY10 FY11 FY12 FY13 FY14 YTD FY15

Q1 FY15 highlights
Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended June 30, 2014.
Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation can be found in the appendix hereto.
Please see our earnings release and slide 21 for more information regarding earnings guidance range.
*
**
***
•
Excellent  revenue growth in Q1 FY15 contributed to GAAP EPS up 66.2% and adjusted EPS up 32.0% year-over-year
•
Adjusted EBITDAR increased both year-over-year and sequentially reflecting increases in LACE, LACE rate, operational scale and the favorable impact of foreign exchange
•
Q1 FY15 absolute BVA is positive $24.5M, $23.0M increase from Q1 FY14, with cash flow from operations of $37.3 million, up ~ 2.6% year-over-year**
•
EPS guidance for the full FY15 is reaffirmed at $4.70 - $5.20***
•
Q1 operating revenue of $437.3M (21.6% increase from Q1 FY14, 8.1% increase from Q4 FY14)
•
Q1 GAAP EPS of $1.23 (66.2% increase from Q1 FY14, 48.2% increase from Q4 FY14)
•
Q1 adjusted EPS* of $1.32 (32.0% increase from Q1 FY14, 2.2% decrease from Q4 FY14)
•
Q1 adjusted EBITDAR* of $127.6M (24.5% increase from Q1 FY14, 3.8%
increase
from Q4 FY14)

• We continue to see growth in helicopter demand globally
• Large helicopter supply continues to be tight with production lines sold out until CY16 while helicopter demand is expected to grow steadily at an average rate of 4% per annum
• Offshore exploration projects still have momentum however
planning and procurement lead times are extending
• Petrobras issued tenders with start-up from mid CY15 to mid
CY16 requiring 31 aircraft (3 - 7 incremental) contributing to further tightness in supply
• We continue to receive search and rescue inquiries
Market environment outlook
Source: Industry reports and internal research

Stavanger
Bergen
Hammerfest
Scatsta
Sumburgh
Stornoway
Aberdeen
Humberside
Norwich
Bronnoysund
Norway
UK

Bristow

TARGET ZERO

•
Europe contributed 48% of Bristow operating revenue
and 50% of adjusted EBITDAR* in Q1 FY15
•
Operating revenue increased 47% to $201.7M in Q1
FY15 from $137.2M in Q1 FY14 with the net addition
of four LACE and an overall increase in activity under
existing and new contracts over the comparable
quarter
•
Adjusted EBITDAR increased 65.5% to $68.7M in Q1
FY15 from $41.5M in Q1 FY14 with adjusted
EBITDAR margin of 34.1% in Q1 FY15 vs. 30.3% in
Q1 FY14
Outlook:
Synergistic opportunities are being identified  with
Eastern
Two year contract for ½ LACE with options to
extend commencing in Q2 FY15
Three year contract with a new client for one LACE
commencing in Q4 FY15
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY15 adjusted EBITDAR margin expected to be
~ low thirties due to Eastern Airways addition

15° W
10° W
5° W
0°
5° E
60° N
55° N
50° N
45° N
S92 Base
AW189 Base
S92
AW189
UK SSR
SUMBURGH
2 x S92
SUMBURGH
STORNOWAY
3 x S92
(1 for training and backup)
STORNOWAY
INVERNESS
3 x AW189
(1 for training and backup)
INVERNESS
Plockton
Glenmore
Braemar
Ft William
Oban
Killin
PRESTWICK
2 x AW189
PRESTWICK
UK SSR
HUMBERSIDE
Leeds Bradford
CAERNARFON
HUMBERSIDE
2 x S92
CAERNARFON
2 x S92
Ireland
SSR
CARDIFF
2 x AW189
CARDIFF
MANSTON
MANSTON
2 x AW189
Southampton
NEWQUAY
NEWQUAY
2 x S92
LEE-ON-SOLENT
LEE-ON-SOLENT
2 x AW189
UK SSR

Bristow

TARGET ZERO

UK SAR update
• From the start of the GAP SAR contract in
June 1, 2013 through June 30, 2014, we have
conducted over 340 missions and rescued and/or
assisted over 320 people
• Sumburgh and Stornoway bases generated $13.0M
of operating revenue in Q1 FY15 and $50.8M since
the beginning of the contract
• Construction of the first two new UK SAR bases
continues in Inverness and Humberside and due to
become fully operational in Q1 FY16
Outlook:
UK SAR implementation and start-up are on
schedule and on budget
Expect to complete lease financing of the 11
SAR S-92s in Q2 FY15 and several AW189s by
Q4 FY15

Escravos
Warri Texaco
Port Harcourt NAF
Eket
Lagos
Nigeria
Port Harcourt

West Africa (WASBU)
•
Nigeria contributed 19% of Bristow operating revenue
and 15% of adjusted EBITDAR* in Q1 FY15
•
Operating revenue increased to $80.0M in Q1 FY15
from $75.8M in Q1 FY14 due to improved LACE
rates
•
Adjusted EBITDAR decreased to $20.4M in Q1 FY15
from $23.7M in Q1 FY14 and adjusted EBITDAR
margin decreased to 25.6% in Q1 FY15 vs. 31.3% in
Q1 FY14 due to salary costs related to unplanned
maintenance and the introduction of a new aircraft
type
Outlook:
Extensions of contracts are expected to continue
We are introducing new technology medium
aircraft into this region in FY15
High level of  training costs in Q1 associated with
the introduction of the new aircraft type is not
expected to continue
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY15 adjusted EBITDAR margin expected to be
~ low thirties

•
North America contributed 14% of Bristow operating
revenue and 17% of adjusted EBITDAR* in Q1 FY15
•
Operating revenue decreased slightly to $57.5M in
Q1 FY15 from $58.2M in Q1 FY14 primarily due to
the planned closure of our Alaska operations
•
Adjusted EBITDAR increased 34.3% to $22.9M in
Q1 FY15 vs. $17.0M in Q1 FY14 and adjusted
EBITDAR margin increased to 39.7% vs. 29.2% in
Q1 FY14, driven by a change in the contracted fleet
mix and the reversal of bad debt expense
Outlook:
Deepwater drilling activity continues to increase
in GoM
GoM restructuring success evidenced through
awards of two additional LACE in the past six
months
Facility improvements are on schedule and on
budget
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Bristow operated bases
Cougar operated bases
FY15 adjusted EBITDAR margin
expected to be ~ low-to-mid thirties

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Oakey
Karratha
Varanus Is Barrow Is
Exmouth Learmonth
Australia
Perth
Essendon Tooradin

Bristow

TARGET ZERO

Australia (AUSBU)
•
Australia contributed 11% of Bristow operating
revenue and 8% of adjusted EBITDAR* in
Q1 FY15
•
Operating revenue increased by 21.7% to $46.5M
in Q1 FY15 from $38.2M in Q1 FY14
•
Adjusted EBITDAR increased 62.5% to $11.0M in
Q1 FY15 from $6.7M in Q1 FY14 and adjusted
EBITDAR margin increased to 23.7% in Q1 FY15
from 17.7% in Q1 FY14 due to the start of INPEX
and other new contracts
Outlook:
Business underpinned by longer term contracts,
including contracts that have not commenced
Additional ½ LACE to start in August 2015
under one year contract
Continue to retire old technology LACE as part
of our fleet plan
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Great
Australian
Bight
FY15 adjusted EBITDAR margin expected to
be ~ low twenties

Other International (OIBU)
•
Other International contributed 8% of Bristow operating
revenue and 10% of adjusted EBITDAR* in Q1 FY15
•
Operating revenue increased to $35.5M in Q1 FY15 vs.
$32.9M in Q1 FY14 due to the start-up of a contract in
Tanzania and increased activity in Trinidad
•
Adjusted EBITDAR decreased to $14.7M in Q1 FY15
vs. $22.2M in Q1 FY14 and adjusted EBITDAR margin
decreased to 41.4% in Q1 FY15 from 67.4% in Q1 FY14
primarily due to a decrease in earnings from
unconsolidated affiliates and aircraft dry lease contracts
ending in Malaysia
•
Unconsolidated earnings from Líder decreased to $4.4M
in Q1 FY15 from $8.6M  in Q1 FY14
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Consolidated in OIBU
Unconsolidated Affiliate
Outlook:
FY15 adjusted EBITDAR margin expected to be ~ low forties
New opportunities in Brazil, Ghana, Malta, Mozambique and Russia
One LACE new contract for up to one year in Suriname/Guyana
starting in Q1 FY16
½ LACE new contract in Trinidad for nine months that started in Q1 FY15

Manaus
Porto Urucu
Belém
Fortaleza
Natal
Recife
Salvador
Brasília
Confins
Pampulha
Vitória
Galeão
Campinas
Guarulhos
Campos
Macaé
Santos Dumont
Jacarepaguá
Itanhahém
Curitiba
Operational bases
Navegantes
São J. dos Campos
Congonhas
Porto Alegre

$ in millions

Líder update
Líder update
* Reconciliation of adjusted EBITDAR, leverage and BVA provided in the appendix
Líder adjusted EBITDAR*
• First half of CY14 adjusted EBITDAR decreased
13.2% year-over-year due to delayed contract
start-ups and lower fixed wing sales
• Absolute BVA contribution to Bristow from Líder
was $3.6M* in Q1 FY15 (June 30, 2014)
• Adjusted debt to TTM adjusted EBITDAR
increased to 3.1x as of June 30, 2014 from 2.8x
as of September 30, 2013
Outlook:
New contracts starting in CY14
Petrobras is pressing ahead with
changing its fleet mix to large
aircraft
0
20
40
60
80
100
120
140
CY09 CY10 CY11 CY12 CY13 YTD CY14
Comparable period Full year
51.0
56.0
59.1
70.5
123.2
69.5
60.3

15 Financial discussion John Briscoe , SVP and CFO

$1.00
$1.32
$0.20
$0.15
$0.03
Q1 FY14 Operations Corporate and Other FX Changes Q1 FY15
Financial highlights:
Adjusted EPS and adjusted EBITDAR summary year-over-year
Q1 FY14 to Q1 FY15 adjusted EPS bridge
$102.5
$127.6
$22.0
$5.9
$2.8
Q1 FY14 Operations Corporate and Other FX Changes Q1 FY15
Q1 FY14 to Q1 FY15 adjusted EBITDAR bridge (in millions)
Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended June 30, 2014.

LACE and LACE rate continue to increase led by new
technology aircraft and improved utilization/terms
($ in millions)
*     See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate aircraft, fixed wing aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue
FY15 average LACE guidance range reaffirmed at 161 - 167 and average LACE rate guidance range of $9.50 - $10.50 million
279
264
261
241 241
153
149
158 158
163
0
50
100
150
200
250
300
FY11 FY12 FY13 FY14 YTD FY15
Consolidated commercial aircraft Large Aircraft Equivalent (LACE)*
153
149
158 158
163
$7.15
$7.89
$8.35
$9.34
$9.55
$-
$2
$4
$6
$8
$10
$12
140
150
160
170
FY11 FY12 FY13 FY14 YTD FY15
LACE* LACE Rate*

BVA $'M
TTM GCF Return %

✓

✓

✓

Bristow
TARGET ZERO

Bristow Value Added (BVA) drives improving Gross Cash
Flow (GCF) performance
• Q1 FY15 absolute BVA is positive $24.5M, $23.0M increase from Q1 FY14
• Year-over-year change in BVA is driven by:
Excellent revenue growth
Margin improvement
Capital efficiency efforts
• EBU and NABU are key improved performers year-over-year
Note: BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow.
GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets).
Refer to the appendix for additional details.
0
10
20
30
40
50
60
70
80
90
100
Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
$1.5
$22.4
$12.1
$28.7
$24.5
11.2%
11.8%
11.8%
12.4%
13.0%
0%
3%
6%
9%
12%
15%

Our progress on BVA yields stronger liquidity for growth,
dividends and share repurchases . . .
261
415
402
530
331
1)
See 10-Q for more information on cash flow provided by operating activities
2) At period end
0
50
100
150
200
250
300
151
267
232
231
26
53 55
36 37
FY11 FY12 FY13 FY14 YTD FY15
Comparable quarter Full year
100
200
300
400
500
600
116
262
216
204
134
144
140
199
326
198
FY11 FY12 FY13 FY14 YTD FY15
Undrawn  borrowing capacity Cash
Net cash provided by operating activities
1
Total liquidity
2

. . . as we execute on our capital deployment strategy
* Reinvestment rate equals capex divided by adjusted EBITDAR less tax
Maintain a strong balance sheet for opportunities
•
Repurchase debt opportunistically
• Improve cash flow and meet leverage targets
Focus on cash returns, cash margins and growth
•
Q1 TTM gross cash flow returns 13% and trending up
• Target 10 to 15% annual adjusted EPS growth
Create an efficient capital structure
•Retire high cost debt
•Target leasing at 30-35% of LACE
Reinvest at rates above our cost of capital
• High reinvestment rates correlate to high TSR rates
• Reinvested over 100% in past 3 years – FY14 ~165%* before accretive M&A
Return cash to shareholders
• Target 20 to 30% dividend payout ratio of forward adjusted EPS
• Opportunistic share repurchases based on intrinsic value or fair value

FY15 guidance reaffirmed. . .
•
FY15 adjusted EPS guidance range is reaffirmed at $4.70 - $5.20, excluding special items and aircraft sales.  Other specific items include:
* Assuming FY15 revenue earned in same regions and same mix as in FY14
Long term adjusted EPS growth of 10 - 15% combined with a 20 - 30%
dividend payout policy based on forward adjusted EPS reflects management’s commitment to deliver a stable, growing and predictable total return for shareholders
Average  LACE (Large AirCraft
Equivalent)
~161 - 167 Interest expense ~ $30 - $35M
Average LACE Rate ~ $9.50 - $10.50M Rent expense (a/c only) ~$137 - $142M
G & A expense (all inclusive) ~ $190 - $200M Tax rate* ~ 21 - 25%
Depreciation expense ~ $97 - $102M Adj. EPS guidance $4.70 - $5.20
FY15 guidance

. . . as we continue to deliver strong results in FY15
• Bristow will continue to proactively participate in UK and industry-wide efforts to dramatically improve safety
• Demand for Bristow’s exceptional services continues to be
strong
• Strong BVA and operating cash flow performance continues
• UK SAR implementation and start-up are on schedule and on
budget
•
Bristow’s fiscal year 2015 adjusted EPS guidance range
reaffirmed at $4.70 - $5.20

23 Appendix

Organizational chart - as of June 30, 2014
Business Unit
(% of FY15 operating revenue)
Corporate
Region
( # of aircraft / # of locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated 363
aircraft as of June 30, 2014
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 131 aircraft
as of June 30, 2014
*   Includes corporate and other
Bristow
NABU
13%
U.S. GoM – 61/6
Trinidad – 11/1
Mexico – 2/1
Brazil – 11/4
Lider - 86
UK – 79/6
Norway – 21/4
Nigeria  – 47/6 Australia – 29/10
Other – 7/1
Russia – 7/3
Egypt – –/
–
Turkmenistan – 2/1
PAS - 45
AUSBU
11%
EBU
46%
Florida – 54/1
Louisiana – 13/1
U.K. – 3/1
WASBU
18%
OIBU
8%
BRS Academy
4%*
Canada – 8/2
Malaysia - 2/1
Nevada – 3/1
Tanzania – 3/1

Aircraft Fleet – medium and large
as of June 30, 2014
Next Generation Aircraft
Medium capacity 12-15 passengers
Large capacity 16-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$2.2 billion and leased fleet is ~$900 million
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 18 - 18 -
AW189 16 Twin Turbine 2 - 2 15
EC175 16 Twin Turbine - - - 5
EC225 19 Twin Turbine 22 - 22 2
Mil Mi 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 60 7 67 8
111 7 118 30
LACE 105
Medium Helicopters
AW139 12 Twin Turbine 18 2 20 -
Bell 212 12 Twin Turbine - 14 14 -
Bell 412 13 Twin Turbine 25 19 44 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 3 5 8 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D 12 Twin Turbine 3 - 3 7
101 74 175 7
LACE 48

Aircraft Fleet – small, training and fixed
as of June 30, 2014 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Agusta A109 6 Twin Turbine - 1 1
AS 350BB 4 Turbine - 2 2
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L Series 6 Turbine 5 6 11 -
Bell 407 6 Turbine 35 - 35 -
BK-117 7 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 2 3 5 -
45 14 59 -
LACE 11
Training Helicopters
Agusta A109 6 Twin Turbine 1 - 1 -
AS 355 5 Twin turbine 2 - 2 -
Bell 206B 4 Turbine 12 - 12 -
Robinson R22 2 Piston 7 - 7 -
Robinson R44 4 Piston 8 - 8 -
Sikorsky 300CB/CBi 2 Piston 42 - 42 -
Fixed Wing 1 - 1 -
73 - 73 -
Fixed Wing 33 36 69 -
Total 363 131 494 37
TOTAL LACE (Large Aircraft Equivalent)* 163

Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             1                     20              21           21                     61               34%
WASBU -             1                     1                2             2                       23               7%
NABU 1             13                  4                18           11                     33               33%
AUSBU 2             2                     4                8             6                       23               24%
OIBU -             -                     - -             - 25               -
Total 3             17                  29              49           38                     163             23%
Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 91 aircraft currently leased in our fleet, 49 are commercial (38 LACE), 29 are training and 13 fixed wing
• 38 LACE aircraft represent approximately 23% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
30-35% of our LACE
Leased aircraft as of June 30, 2014
*
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
  See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases.

Consolidated fleet changes and aircraft sales for
Q1 FY15
See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases
* Includes writeoffs, lease returns and commencements
# of a/c Sold
Cash
received*
Q1 FY15 4                  4.7 $
Total 4                  4.7 $
* Amounts stated in millions
Small Medium Large Training Total
EBU -          -            5         -           5
WASBU -          2           -          -           2
NABU -          -            -          -           -
AUSBU -          -            1         -           1
OIBU 2         4           -          -           6
Academy -          -            -          1          1
Total 2         6           6         1          15
Held for sale aircraft in consolidated fleet
Small Medium Large Training  Fixed wing Total
EBU -          1           20        -           13             34
WASBU -          1           1         -           -               2
NABU 1         13          4         -           -               18
AUSBU 2         2           4         -           -               8
OIBU -          -            -          -           -               -
Academy -          -            -          29         -               29
Total 3         17          29        29         13             91
Leased aircraft in consolidated fleet
Q1 FY15
Fleet Count Beginning
363
Delivered
Large
6
Medium
3
Total Delivered
9
Removed
Sales
(4)
Other*
(5)
Total Removed
(9)
363
Fleet changes

Operating revenue, LACE and LACE rate by BU
4
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy and Eastern Airways
Op revenue
1
LACE LACE Rate
2,3
EBU $162 61 $10.60
WASBU 80 23 14.21
NABU 58 33 7.02
AUSBU 47 23 8.27
OIBU 36 25 5.80
Total $390 163 $9.55
Operating Revenue, LACE, and LACE Rate by BU
as of June 30, 2014

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
FY15
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
EBU 47 45 51 55 57 59 59 56 61
WASBU 22 22 20 21 21 21 22 23 23
NABU 30 31 39 37 37 33 34 34 33
AUSBU 18 17 17 19 19 19 20 22 23
OIBU 32 28 27 27 27 28 28 24 25
Consolidated 147 142 154 158 161 160 162 158 163
LACE
FY11 FY12 FY10
FY13 FY14

Historical LACE rate by BU
1) $ in millions
2) LACE rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated $6.31 $6.52 $6.49 $6.45 $6.70 $6.90 $6.90 $7.10 $7.30 $7.40 $7.43 $7.89
FY15
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95 $10.30 $10.84 $10.60
WASBU 12.35 12.24 13.71 13.28 14.26 14.62 14.17 13.99 14.21
NABU 7.05 7.11 5.84 6.12 6.34 7.13 6.75 6.84 7.02
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74 7.21 6.76 8.27
OIBU 4.22 4.62 4.76 4.94 4.97 4.73 4.58 5.57 5.80
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34 $9.55
LACE Rate
1,2
FY10 FY11 FY12
FY13 FY14

#
Helicopter
Class Delivery Date Location Contracted
1 Large September 2014 EBU
2
Large September 2014 EBU
1 Large September 2014 AUSBU 1 of 1
1 Large September 2014 NABU 1 of 1
1 Large December 2014 NABU 1 of 1
1 Medium December 2014 NABU
6 Medium December 2014 WASBU
2 Large March 2015 EBU
1 Large June 2015 EBU
1 Large September 2015 NABU 1 of 1
1 Large September 2015 EBU
1 Large September 2015 EBU
1 Large December 2015 NABU
1 Large December 2015 AUSBU 1 of 1
1 Large December 2015 OIBU
1 Large March 2016 NABU
1 Large March 2016 EBU
2 Large June 2016 NABU
1 Large June 2016 EBU
1 Large September 2016 NABU
28 6 of 28
ORDER BOOK
1
Order and options book as of June 30, 2014
1) Five large aircraft on order and seven large aircraft on option are subject to the successful development and certification of the aircraft
2) The aircraft that are indicated in grey italic will be leased upon delivery
3) One aircraft is LIM SAR configured
4) SAR configured
#
Helicopter
Class Delivery Date
1 Large September 2015
1 Medium September 2015
1 Large December 2015
2 Medium December 2015
2 Large March 2016
3 Medium March 2016
3 Large June 2016
3 Medium June 2016
3 Large September 2016
2 Medium September 2016
5 Large December 2016
1 Medium December 2016
3 Large March 2017
1 Medium March 2017
4 Large June 2017
1 Medium June 2017
3 Large September 2017
1 Medium September 2017
4 Large December 2017
3 Medium December 2017
1 Large March 2018
2 Medium March 2018
1 Large June 2018
51
OPTIONS BOOK
2, 3
4
4
4
1 of 2

Order and options book as of June 30, 2014 (continued)
#
Helicopter
Class Delivery Date Location Contracted
1 Large September 2014 EBU 1 of 1
1 Large September 2014 EBU 1 of 1
2 Large December 2014 EBU 2 of 2
2 Large December 2014 EBU 2 of 2
2 Large March 2015 EBU 2 of 2
2 Large March 2015 EBU 2 of 2
2 Large June 2015 EBU 2 of 2
2 Large September 2015 EBU 2 of 2
2 Large September 2015 EBU 2 of 2
2 Large December 2015 EBU 2 of 2
18 18 of 18
The aircraft that are indicated in grey italic will be leased upon delivery
UK SAR CONFIGURED ORDER BOOK

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2% 34.6% 39.5% 38.3% 36.2%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9% 26.5% 35.0% 31.8% 31.5%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2% 20.7% 29.1% 29.5% 25.7%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0% 28.0% 27.3% 26.0% 27.1%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2% 44.2% 55.7% 51.6% 46.6%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3% 26.1% 31.5% 29.4% 28.3%
FY15
Q1 Q2 Q3 Q4 Full Year Q1
EBU 30.3% 35.3% 35.3% 37.3% 34.7% 34.1%
WASBU 31.3% 30.4% 33.5% 33.2% 32.1% 25.6%
NABU 29.2% 31.0% 33.1% 35.4% 32.1% 39.7%
AUSBU 17.7% 21.0% 15.0% 24.0% 19.6% 23.7%
OIBU 67.4% 39.3% 33.2% 53.3% 47.7% 41.4%
Consolidated 28.5% 28.7% 27.0% 30.4% 28.6% 29.2%
FY13
FY14
FY12
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Net income $21.2 $3.0 $26.5 $14.6 $65.2 $24.2 $30.4 $36.7 $40.4 $131.7
Income tax expense 6.6 -1.9 7.1 2.4 14.2 6.2 8.3 7.8 12.7 35.0
Interest expense 9.0 9.5 9.8 10.0 38.1 8.8 8.6 14.7 10.3 42.4
Gain on disposal of assets -1.4 1.6 2.9 28.6 31.7 5.3 1.3 -7.4 -7.2 -8.1
Depreciation and amortization 22.7 25.4 22.7 25.3 96.1 21.4 23.3 24.9 26.7 96.3
Special items 0.0 24.6 0.0 3.4 28.1 2.2 -2.3 14.9 1.9 16.2
Adjusted EBITDA Subtotal 58.1 62.1 68.9 84.3 273.4 68.0 69.6 91.6 84.8 313.5
Rental expense 9.0 9.1 12.8 15.1 46.0 16.3 15.3 17.6 18.3 67.4
Adjusted EBITDAR $67.0 $71.2 $81.8 $99.5 $319.5 $84.3 $84.9 $109.2 $103.0 $381.0
Fiscal year
3/31/2015
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1
Net income $26.9 $109.9 $19.0 $32.0 $187.8 $45.0
Income tax expense 7.6 41.1 2.9 5.5 57.2 11.8
Interest expense 20.4 9.1 7.3 8.2 44.9 7.4
Gain on disposal of assets 1.7 3.1 -4.0 -0.1 0.7 -0.6
Depreciation and amortization 22.8 23.9 23.7 25.6 96.0 25.3
Special items 0.0 -101.8 23.5 20.5 -58.7 5.6
Adjusted EBITDA Subtotal 79.4 85.2 72.4 91.8 327.9 94.5
Rental expense 23.1 23.3 28.3 31.1 105.8 33.1
Adjusted EBITDAR $102.5 $108.5 $100.7 $122.9 $433.7 $127.6
Fiscal year ended,
3/31/2012 3/31/2013
3/31/2014
Fiscal year ended,

Bristow Value Added (BVA)
Sample calculation for Q1 FY15 and Q1 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =            GCF     - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q1 FY15
$24.5
=          $121.2*  - (       $3,683*       X        2.625%**)
Bristow Value Added calculation for Q1 FY14
$1.5
= $90.6* (       $3,394*       X         2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%
-

Bristow gross cash flow reconciliation
(in millions)
Gross cash flow reconciliation Q1 FY14 Q1 FY15
Net Income $26.9 $44.1
Depreciation and amortization 22.8 25.3
Interest expense 20.4 7.4
Interest income (0.1) (0.2)
Rent 23.1 33.1
Other income/expense-net 1.4 1.2
Gain/loss on asset sale 1.7 (0.6)
Special items 0.0 4.7
Tax effect from special items (3.2) (1.1)
Earnings (losses) from unconsolidated affiliates, net (14.0) (4.3)
Non-controlling interests 0.0 0.9
Gross cash flow (before Líder) $79.0 $110.5
Gross cashflow -Líder proportional 11.6 10.7
Gross cash flow after Líder $90.6 $121.2

Bristow adjusted gross operating assets reconciliation
(in millions)
Adjusted gross operating assets reconciliation Q1 FY14 Q1 FY15
Total assets $3,058 $3,541
Accumulated depreciation 507 536
Capitalized operating leases 315 423
Cash and cash equivalents (160) (134)
Investment in unconsolidated entities (277) (266)
Goodwill (29) (58)
Intangibles (3) (18)
Assets held for sale: net (14) (30)
Assets held for sale: gross 33 74
Adj. for gains and losses on assets sales 84 (12)
Accounts Payable (73) (102)
Accrued maintenance and repairs (16) (18)
Other accrued taxes (8) (8)
Accrued wages, benefits and related taxes (48) (68)
Other accrued liabilities (20) (222)
Income taxes payable (7) (0)
Deferred revenue (24) (30)
ST deferred taxes (4) (14)
LT deferred taxes (160) (179)
Adjusted gross operating assets before Líder $3,156 $3,414
Adjusted gross operating assets-Líder proportional 237 269
Adjusted gross operating assets after Líder $3,394 $3,683

Líder Bristow Value Added (BVA)
Sample calculation for Q1 FY15 and Q1 FY14
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =            GCF     - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q1 FY15
$3.6
=          $10.7*  - (       $269*       X        2.625%**)
Bristow Value Added calculation for Q1 FY14
$5.3
= $11.6* - ( $237* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Líder gross cash flow reconciliation
($ in millions)
Gross cash flow reconciliation Q1 FY14 Q1 FY15
Net income  (loss) 16.6 $    12.5 $
Depreciation and amortization 4.3 3.4
Rent 6.4 7.4
Interest expense 3.8 3.7
Interest income (1.7) (1.5)
FX (gains) losses 0.1 1.1
Other income/expense-net (0.1) (0.2)
Earnings of discontinued operations 0.0 0.0
Gain/loss on asset sale 0.0 0.0
Special adjustment- remove Lider tax per income stmt. 2.5 2.3
Tax effect from special items 0.0 0.0
Earnings (losses) from unconsolidated affiliates, net 0.3 0.0
Non-controlling interests (0.5) (0.5)
Gross cash flow  31.6 28.4
Special item outside of Lider- add Bristow tax calc. (4.3) (3.3)
Gross cash flow 27.4 25.1
42.5% Lider proportional consolidation - GCF 11.6 $    10.7 $

Líder adjusted gross operating assets reconciliation
($ in millions)
Adjusted gross operating assets reconciliation Q1 FY14 Q1 FY15
Total assets 594 $        623 $
Cash and cash equivalents (87) (76)
Accumulated depreciation 77 80
Capitalized operating leases 127 149
Assets from discontinued operations 0 0
Investments and escrow deposits (33) (44)
Goodwill 0 0
Prepaid pension cost 0 0
Intangibles (6) (6)
Intangibles, amortization 4 4
Other, non operating assets (3) (17)
Assets held for sale: net 0 0
Assets held for sale: gross 0 0
Adj. for gains and losses on assets sales 0 0
Accounts payable (35) (35)
Other payables (4) (3)
Other accrued taxes (1) (6)
Accrued wages, benefits and related taxes (20) (21)
Income taxes payable (5) (4)
Deferred revenue (17) (10)
ST deferred taxes 0 0
LT deferred taxes (35) 0
Adjusted gross operating assets 559 633
42.5 % Lider proportional consolidation GOA 237 $        269 $

Líder's adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q3 CY13 Q4 CY13 Q1 CY14 Q2 CY14
Gross revenue 116.8 $    119.3 $    121.2 $    113.7 $
(-) Revenue deductions (6.6)          (7.6)          (5.9)          (7.3)
Net operating revenue 110.2       111.3       115.3       106.4
(-) Cost of products and services (84.2)        (87.0)        (90.8)        (79.5)
Gross profit 26.0         24.6         24.5         26.9
(-) Selling and administrative expenses (10.3)        (9.6)          (7.0)          (7.5)
(+) Equity income of associates 0.4            (0.0)          0.5            0.8
(+) Other operating income/expenses 1.2            0.7            0.2            0.2
Operating result 17.3         15.7         18.3         20.4
(+) Depreciation and amortization - cost 3.4            3.2            3.2            3.3
(+) Depreciation and amortization - expenses 0.2            0.2            0.2            0.2
EBITDA 21.0         19.2         21.6         23.9
Leasing costs 6.5            7.3            7.4            7.3
Adjusted EBITDAR 27.4 $      26.4 $      29.1 $      31.2 $

GAAP reconciliation
(i)  See information about special items in 10-Q or earnings release for Q1 FY15
(ii) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact
Three Months Ended
June 30,
2014 2013
(In thousands, except per
share amounts)
Adjusted operating income........................................................................ $ 69,304 $ 57,840
Gain (loss) on disposal of assets........................................................ 610 (1,721)
Special items
(i)
...................................................................................
(4,722) —
Operating income
....................................................................................... $ 65,192 $ 56,119
Adjusted EBITDAR
...................................................................................
$ 127,623 $ 102,473
Gain (loss) on disposal of assets......................................................... 610 (1,721)
Special items
(i)
..................................................................................... (5,594) —
Depreciation and amortization
............................................................. .
(25,334) (22,819)
Rent expense......................................................................................... (33,116) (23,061)
Interest expense.................................................................................... (7,363) (20,370)
Provision for income taxes
..................................................................
(11,823) (7,590)
Net income
.................................................................................................. $ 45,003 $ 26,912
Adjusted net income
..................................................................................
$ 47,369 $ 36,504
Gain (loss) on disposal of assets
(ii)
.................................................... 483 (1,342)
Special items
(i) (ii)
................................................................................
(3,743) (8,276)
Net income attributable to Bristow Group
.................................................
$ 44,109 $ 26,886
Adjusted diluted earnings per share
..........................................................
$ 1.32 $ 1.00
Gain (loss) on disposal of assets
(ii)
....................................................
0.01 (0.04)
Special items
(i) (ii)
................................................................................ (0.10) (0.23)
Diluted earnings per share
................................................................…......
1.23 0.74

Bristow leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of June 30, 2014 955.1 $                                  1,783.4 $             2,738.5 $       34.9%
Adjust for:
Unfunded Pension Liability 82.4 82.4
NPV of Lease Obligations 391.3 391.3
Letters of credit 2.2 2.2
Adjusted 1,431.0 $                               (d) 1,783.4 $             3,214.4 $       44.5%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2015 458.8 $                                  (e)
= (d) / (e) 3.1:1

Líder leverage reconciliation
(in millions) Sep-13 Jun-14
Total book debt 279 $      290 $
NPV of leases 75           59
Total adjusted debt 354.0      348.6
TTM adjusted EBITDAR 124.6 $   114.0 $
Adjusted debt / TTM adj. EBITDAR 2.8x 3.1x

46 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us th